UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 26, 2026, Nuburu, Inc. and Nuburu Defense, LLC (jointly, the “Company”) entered into a Contractual Joint Venture Agreement (the “Agreement”), with Maddox Defense Incorporated (“Maddox”), pursuant to which the Company and Maddox have established a contractual joint venture for the development of a modular, containerized, mobile additive manufacturing platform capable of producing drone components, pods, mission-critical structural parts and related components for defense and security applications (the “Program” or the “Product”).

Under the Agreement, the Program is structured in two phases. Phase I is the development phase, during which the Company will fund up to $4,000,000 (the “Development Funds”) for Maddox’s development of the first full operating container at its U.S. facility. The Company will be entitled to a governance, supervision, accounting, compliance and reporting allocation (the “Governance Allocation”) equal to 10% of the Development Funds. The Company is entitled to a total reimbursable amount (the “Reimbursable Amount”) consisting of the Development Funds actually funded and the Governance Allocation applicable to such Development Funds. During Phase I, a Steering Committee consisting of two representatives appointed by each of the Company and Maddox will supervise the execution of the Program. Decisions of the Steering Committee require majority approval and, in the event of a deadlock, the parties must follow the processes set forth in the Agreement. Phase I will continue until the Product has successfully completed factory and site acceptance testing and has been certified as market-ready by the Steering Committee.

Phase II is the commercialization phase, during which the parties will form a new entity (“NewCo”) that will be owned 60% by the Company and 40% by Maddox. NewCo will be governed by a board consisting of five members, three of whom are appointed by the Company and two of whom are appointed by Maddox. NewCo will be the exclusive commercial vehicle for sales and production of the Product. During Phase II, until the Reimbursable Amount has been fully repaid to the Company, all distributable profits of NewCo will be allocated to the Company and Maddox’s 40% equity interest in NewCo will be pledged in favor of the Company. Thereafter, distributions will be made in accordance with ownership percentages. NewCo will serve as prime contractor for U.S. and European Union (“EU”)/NATO contracts to the extent permissible; provided that, if necessary, Maddox may act as prime contractor on behalf of NewCo for U.S. contracts and Nuburu, or Tekne S.p.A., pursuant to a technology transfer agreement with the Company, may act as prime contractor on behalf of NewCo for EU/NATO contracts. Maddox will lead commercial engagement in the U.S. and the Company will lead commercial engagement in the EU and NATO territories.

The Agreement has an initial five-year term and will automatically renew for successive one-year terms unless a party provides notice of non-renewal at least 90 days prior to the expiration of the current term. The Agreement contains customary representations, warranties, confidentiality provisions, indemnification and insurance obligations, deadlock procedures, provisions defining material breach and gross negligence by a party, and termination provisions.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the development and commercialization of the Program under the Agreement, (2) the Company’s ability to successfully effect a reverse stock split, realize the anticipated benefits of the reverse stock split and meet NYSE American listing standards; (3) the impact of the loss of the Company’s patent portfolio through foreclosure; (4) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (5) the inability to access sufficient capital to operate; (6) the inability to realize the anticipated benefits of acquisitions; (7) changes in applicable laws or regulations; (8) adverse economic, business, or competitive factors; (9) financial market volatility due to geopolitical and economic factors; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	February 27, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer